November 1, 2023

BNY Mellon Municipal Bond Funds, Inc.

- BNY Mellon Municipal Bond Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Municipal Bond Funds, Inc. (the "Company") has approved an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of BNY Mellon Municipal Bond Fund (the "Fund"), and BNY Mellon Municipal Funds, Inc. (the "Acquiring Company"), on behalf of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of Class Z shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund as a series of the Company (the "Reorganization").

Neither the Agreement nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about March 8, 2024. A Prospectus/Information Statement with respect to the proposed Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of November 30, 2023. The Prospectus/Information Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

In anticipation of the Reorganization, effective on or about December 5, 2023 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•	Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;
•	Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and
•	Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

0054STK1123